UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2020 (June 17, 2020)

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00732	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 906-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SAR	New York Stock Exchange
6.25% Notes due 2025	SAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01. Entry into a Material Definitive Agreement.

On June 17, 2020, Saratoga Investment Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Saratoga Investment Advisors, LLC (the “Adviser”) and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named in Schedule I thereto, in connection with the issuance and sale of $37,500,000 aggregate principal amount of the Company’s 7.25% Notes due 2025 (the “Notes”). The underwriters may also purchase from us from time to time up to an additional $5.625 million aggregate principal amount of Notes within 30 days of the date of the final prospectus supplement, dated June 17, 2020. The Company intends to list the Notes on the New York Stock Exchange, within 30 days of the original issue date under the trading symbol “SAC.”

The Underwriting Agreement includes customary representations, warranties, and covenants by the Company and the Adviser. It also provides for customary indemnification by each of the Company, the Adviser, and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in their entirety by reference to the full text of the Underwriting Agreement filed as an exhibit hereto and incorporated by reference herein.

2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Underwriting Agreement, dated June 17, 2020, by and among the Company, the Adviser, Ladenburg Thalmann & Co. Inc. as representative of the several underwriters named in Schedule I thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA INVESTMENT CORP.

Date: June 23, 2020	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Chief Financial Officer and Secretary

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